                                             This document contains 6 pages. The
                                             Exhibit Index is located on page 4.

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest Event Reported)
                                  May 15, 1997

        Mortgage Loan Asset Backed Pass-Through Certificates Trust 1997-A
                (Name of Trust issuing Mortgage Loan Asset Backed
               Pass-Through Certificates, Series 1997-A, Class A)


                          MLCC Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                      333-14253                59-3247986
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                         (Address of Principal Executive
                              Offices and Zip Code)

Registrant's telephone number, including area code (904) 928-6000

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Item 7.  Financial Statements and Exhibits.


(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                      Description

            19.1 Statement to Certificateholders for Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-A, for May 15, 1997 distribution pursuant to Section 6.02 of the Pooling and Servicing Agreement among Merrill Lynch Credit Corporation, as Master Servicer, MLCC Mortgage Investors, Inc., as Company, and Bankers Trust Company of California, N.A., as Trustee, dated as of March 1, 1997.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Master Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      MERRILL LYNCH CREDIT CORPORATION, as
                                      Master Servicer and on behalf of
                                      MLCC MORTGAGE INVESTORS, INC.



                                      By:  /s/ Steven T. Hardy
                                           ------------------------------------
                                           Name:  Steven T. Hardy
                                           Title: Vice President and Controller


Dated:  5/15/97

                                  Exhibit Index

Exhibit No.                                                               Page
-----------                                                               ----
  19.1                   Statement to Certificateholders for
                         Mortgage Loan Asset Backed Pass-Through
                         Certificates, Series 1997-A                        5